All Terrain Opportunity Fund

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 19, 2018, to the

Prospectus and Statement of Additional Information dated March 1, 2018, and the Summary Prospectus dated March 2, 2018

On December 14, 2018, Bauer Capital Management, LLC (“Bauer”), the co-investment adviser for the All Terrain Opportunity Fund (the “Fund”), entered into an agreement pursuant to which substantially all of Bauer’s assets were acquired by Foothill Capital Management, LLC (“FCM”), a registered investment adviser (the “Transaction”). Under the Investment Company Act of 1940, as amended, the Transaction resulted in an assignment and termination of the Fund’s existing investment advisory agreement between Bauer and the Fund. In anticipation of the Transaction and these related events, the Board of Trustees of the Trust (the “Board”), at a meeting held on October 17, 2018, considered and approved a new interim investment advisory agreement between the Trust and FCM with respect to the Fund (the “New Agreement”), pursuant to which FCM would become the co-investment advisor for the Fund, effective upon December 14, 2018, the closing date of the Transaction. The Transaction is not expected to cause any changes to the Fund’s investment objectives or strategies, advisory fee, expense cap, or the day-to-day management of the Fund.

In addition to approving the New Agreement, the Board also approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement with respect to the Fund. A special meeting of Fund shareholders will be held to consider and vote on the New Agreement. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the New Agreement.

Please read the proxy statement when it is available because it contains important information. You will be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statement has been mailed to the Fund’s shareholders. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 1-844-441-4440, by writing to the All Terrain Opportunity Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.allterrainfunds.com.